APRIL 29, 2020
Summary Prospectus
BlackRock Index Funds, Inc.  |  Investor and Institutional Shares
•	iShares Russell 2000 Small-Cap Index Fund
Investor A: MDSKX • Institutional: MASKX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders and other information about the Fund, including the Fund’s statement of additional information, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated April 29, 2020, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.
This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About iShares Russell 2000 Small-Cap Index Fund
Investment Objective

The investment objective of iShares Russell 2000 Small-Cap Index Fund (“Russell 2000 Small-Cap Index Fund” or the “Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), is to match the performance of the Russell 2000® Index (the “Russell 2000” or the “Underlying Index”) as closely as possible before the deduction of Fund expenses.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Russell 2000 Small-Cap Index Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]		Investor A Shares		Institutional Shares
Management Fee[1,2]		0.01%		0.01%
Distribution and/or Service (12b-1) Fees		0.25%		None
Other Expenses		0.16%		0.15%
Administration Fees	0.04%		0.04%
Miscellaneous Other Expenses	0.12%		0.11%
Total Annual Fund Operating Expenses		0.42%		0.16%
Fee Waivers and/or Expense Reimbursements[2,3]		(0.05)%		(0.04)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]		0.37%		0.12%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Russell 2000 Small-Cap Index Fund and Russell 2000 Small-Cap Index Fund’s share of the allocated expenses of Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”). Management fees are paid by the Series.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 37, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Series’ assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2021. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Series pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through April 30, 2021. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the Series.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 37, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of Russell 2000 Small-Cap Index Fund (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.37% (for Investor A Shares) and 0.12% (for Institutional Shares) through April 30, 2021. In addition to the contractual waiver with respect to the Fund, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of the Series (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Series expenses) to 0.07% of average daily net assets through April 30, 2021. These contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or of the Master LLC, as applicable, or by a vote of a majority of the outstanding voting securities of the Fund or the Series, as applicable.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$38	$130	$230	$525
Institutional Shares	$12	$ 47	$ 86	$201

Portfolio Turnover:
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect Russell 2000 Small-Cap Index Fund’s performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies of the Fund

Russell 2000 Small-Cap Index Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000. The Fund will be substantially invested in securities in the Russell 2000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2000. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.
The Fund may invest in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Fund may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole.
The Fund is a “feeder” fund that invests all of its assets in the Series, a series of the Master LLC, which has the same investment objective and strategies as the Fund. All investments are made at the Series level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Series. For simplicity, this prospectus uses the name of the Fund or the term “Fund” (as applicable) to include the Series.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in Russell 2000 Small-Cap Index Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Index Fund Risk — An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Russell 2000 as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.
■	Index-Related Risk — There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the index provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Passive Investment Risk — Because BlackRock does not select individual companies in the index that the Fund tracks, the Fund may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.
■	Small Cap Securities Risk — Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.
Performance Information

The information shows how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 2000. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting www.blackrock.com or can be obtained by phone at (800) 882-0052.
Investor A Shares
ANNUAL TOTAL RETURNS
Russell 2000 Small-Cap Index Fund
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 16.02% (quarter ended December 31, 2010) and the lowest return for a quarter was -21.95% (quarter ended September 30, 2011).
As of 12/31/19 Average Annual Total Returns	1 Year	5 Years	10 Years
iShares Russell 2000 Small-Cap Index Fund — Investor A Shares
Return Before Taxes	25.20%	7.97%	11.50%
Return After Taxes on Distributions	24.12%	6.96%	10.47%
Return After Taxes on Distributions and Sale of Fund Shares	15.40%	6.03%	9.23%
iShares Russell 2000 Small-Cap Index Fund — Institutional Shares
Return Before Taxes	25.50%	8.22%	11.77%
Russell 2000® Index (Reflects no deduction for fees, expenses or taxes)	25.52%	8.23%	11.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Institutional Shares will vary.

Investment Manager

Russell 2000 Small-Cap Index Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). Russell 2000 Small-Cap Index Fund’s sub-adviser is BlackRock Fund Advisors (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.
Portfolio Managers

Name	Portfolio Manager of the Series Since	Title
Alan Mason	2014	Managing Director of BlackRock, Inc.
Suzanne Henige, CFA	2020	Director of BlackRock, Inc.
Jennifer Hsui, CFA	2016	Managing Director of BlackRock, Inc.
Amy Whitelaw	2019	Managing Director of BlackRock, Inc.
Rachel Aguirre	2016	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock and its affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except:
• $50, if establishing an Automatic Investment Plan.
• There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).
• There is no investment minimum for certain fee-based programs.	There is no minimum initial investment for:
• Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
• Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.
$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
$1,000 for:
• Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.
• Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code of 1986, as amended, in which case you may be subject to U.S. federal income tax when distributions are received from such tax-deferred arrangements.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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